Exhibit 99.1

June rates - Effective June 18, 2018 Keefe, Bruyette & Woods Winter Financial Services Symposium February 14 & 15, 2019 Ticker: EGBN www.EagleBankCorp.com

Forward Looking Statements Forward Looking Statements This presentation contains forward looking statements within the meaning of the Securities and Exchange Act of 1934 , as amended, including statements of goals, intentions, and expectations as to future trends, plans, events or results of Company operations and policies and regarding general economic conditions . In some cases, forward - looking statements can be identified by use of words such as “may,” “will,” “anticipates,” “believes,” “expects,” “plans,” “estimates,” “potential,” “continue,” “should,” and similar words or phrases . These statements are based upon current and anticipated economic conditions, nationally and in the Company’s market, interest rates and interest rate policy, competitive factors and other conditions which by their nature, are not susceptible to accurate forecast and are subject to significant uncertainty . For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10 - K and other periodic and current reports filed with the SEC . Because of these uncertainties and the assumptions on which this discussion and the forward - looking statements are based, actual future operations and results in the future may differ materially from those indicated herein . Readers are cautioned against placing undue reliance on any such forward - looking statements . The Company’s past results are not necessarily indicative of future performance . The Company does not undertake to publicly revise or update forward - looking statements in this presentation to reflect events or circumstances that arise after the date of this presentation, except as may be required under applicable law . This presentation was delivered digitally . The Company makes no representation that subsequent to delivery of the presentation it was not altered . For the most current, accurate information, please refer to www . eaglebankcorp . com and go to the Investor Relations tab . For further information on the Company please contact : Michael T . Flynn 240 - 497 - 2040 mflynn@eaglebankcorp . com 2

Company Overview ▪ Eagle Bancorp, Inc. is a growth - oriented community bank focused on the Washington, DC metropolitan area ▪ Commercially - oriented business model with deep relationships of loans, core deposits and related products ▪ S treamlined network of 20 branches located in Northern Virginia, Suburban Maryland and the District of Columbia ▪ #1 in deposit market share among community banks headquartered in the Washington, DC metropolitan area ▪ Largest market capitalization of any community bank based in the Washington, DC metropolitan area ▪ Largest and most profitable bank headquartered and operating in the state of Maryland 3 Data as - of December 31, 2018.

Investment Highlights ▪ Focused on Profitability and Balanced Financial Performance ▪ Strong Net Interest Margin = 3.97% ▪ DDA’s as a percentage of Average Deposits = 33.48% ▪ Operating Leverage with streamlined branch system: Efficiency Ratio = 36.09% ▪ Clean Asset Quality: NPAs/Assets = 0.21% ▪ Low Charge - Off History: NCOs/Average Loans = 0.05% ▪ Demonstrated Consistent Organic Growth, combined with Proven Ability to Evaluate and Execute Acquisitions ▪ Strategic Geographic Market Positioning ▪ Dedicated Board Focused on Vision and Governance 4 NOTE: Financial data at or for the quarter ended December 31, 2018

Experienced Senior Management Team 5 Years Years in with Name Title/Function Banking EGBN Ronald D. Paul Chairman, President & CEO 31 20 Susan G. Riel Sr. EVP & COO - EagleBank, EVP Eagle Bancorp 42 20 Charles D. Levingston EVP & Chief Financial Officer - Eagle Bancorp & EagleBank 18 7 Antonio F. Marquez EVP & Chief Real Estate Lending Officer 33 7 Lindsey S. Rheaume EVP & Chief C&I Lending Officer 33 4 Janice L. Williams EVP & Chief Credit Officer 24 15

Summary Statistics 6 NOTE: Data as - of December 31, 2018 unless otherwise noted. (1) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. Total Assets: $8.4 billion Total Loans: $7.0 billion Total Deposits: $7.0 billion Tangible Common Equity: $1.0 billion (1) Tangible Book Value per Common Share: $29.17 (1) Shares Outstanding (at close January 31, 2019): 34,417,186 Market Capitalization (at close January 31, 2019): $1.89 billion Insider Ownership: 7.7% Institutional Ownership: 71% Member of Russell 2000 Yes Member of S&P SmallCap 600 Yes

EagleBank Branch Locations 7 Loudoun County Fairfax County I - 66 I - 495 I - 95 Alexandria Arlington I - 495 N US 50 Washington, DC Prince George’s County I - 495 I - 95 Montgomery County I - 270 Branch System Virginia 9 Maryland 6 Washington, DC 5 Total 20 NOTE: Branch total as of December 31, 2018.

Deposit Market Share 8 (Dollar values in thousands) Washington, DC Metropolitan Area Local June 30, June 30, 2018 Community 2017 2018 Annual Market Rank Banks Company Name Branches Balance Balance Growth Share 1 Bank of America Corp. 153 31,960,708 36,020,840 12.7% 17.3% 2 Capital One Financial Corp. 126 27,715,433 32,472,108 17.2% 15.6% 3 Wells Fargo & Co. 160 31,634,621 29,004,206 -8.3% 13.9% 4 SunTrust Banks Inc. 152 19,627,554 18,971,412 -3.3% 9.1% 5 BB&T Corp. 166 13,923,629 14,122,059 1.4% 6.8% 6 PNC Financial Services Group Inc. 178 13,684,214 13,829,853 1.1% 6.6% 7 Citigroup Inc. 34 8,115,000 8,831,000 8.8% 4.2% 8 United Bankshares Inc. 69 8,587,160 8,491,143 -1.1% 4.1% 9 1 Eagle Bancorp Inc. 20 5,953,269 6,344,313 6.6% 3.0% 10 2 Sandy Spring Bancorp Inc. 47 3,006,830 4,864,852 61.8% 2.3% 11 M&T Bank Corp 76 4,433,787 4,362,246 -1.6% 2.1% 12 Toronto-Dominion Bank 50 3,952,541 3,950,139 -0.1% 1.9% 13 HSBC Holdings Plc 12 2,334,734 3,459,642 48.2% 1.7% 14 3 Burke & Herbert Bank & Trust Co. 25 2,342,964 2,329,599 -0.6% 1.1% 15 4 Access National Bank 14 2,147,518 2,087,972 -2.8% 1.0% 16 Union Bank & Trust 19 1,379,334 1,836,408 33.1% 0.9% 17 5 Revere Bank 8 1,385,487 1,523,792 10.0% 0.7% 18 6 Old Line Bank 19 1,068,276 1,321,437 23.7% 0.6% 19 7 First Virginia Community Bank 6 857,408 1,011,230 17.9% 0.5% 20 Amalgamated Bank 1 514,858 978,551 90.1% 0.5% 21 8 Community Bank of the Chesapeake 11 817,956 976,279 19.4% 0.5% 22 9 John Marshall Bank 6 879,000 976,132 11.1% 0.5% 23 10 Capital Bank 4 865,655 921,829 6.5% 0.4% 24 11 Congressional Bank 6 750,723 844,176 12.4% 0.4% 25 12 Main Street Bank 6 540,642 803,223 48.6% 0.4% All Other Market Participants 176 10,240,571 8,225,920 -19.7% 5.2% Market Total 1,544 198,719,872 208,560,361 5.0% 100.0% 77.6% NOTE: Washington, D.C. Metro Area as defined in FDIC Summary of Deposits Report. Data excludes: E*Trade whose deposits are substantially from outside of the defined market area. SOURCE: FDIC, as of June 30, 2017 and June 30, 2018.

Performance Statistics 9 NOTE: (1) Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $10 billion. (2) Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. * Impact of July 2016 Sub - Debt raise in 2016Y was (9bps) . ** Data for 2017Y is shown on an operating basis. Peer Group (1) Key Ratios (at or for the period ended) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 2018Q3 Net Interest Margin 4.44% 4.33% 4.16%* 4.15% 4.17% 4.15% 4.14% 3.97% 3.58% Efficiency Ratio 50.67% 42.49% 40.29% 37.84% 38.38% 38.55% 36.37% 36.09% 61.12% NPAs + 90 Days Past Due/Total Assets 0.68% 0.31% 0.30% 0.19% 0.19% 0.16% 0.20% 0.21% 0.55% Allowance Loan Losses/Gross Loans 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1.00% 1.00% 0.96% Reserve/NPLs (Coverage Ratio) 205.30% 397.95% 330.49% 489.20% 491.56% 612.42% 452.28% 429.72% 252.11% Net Charge-Offs to Average Loans (annualized) 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.05% 0.05% 0.08% Tangible Common Equity/Tangible Assets (2) 8.54% 10.56% 10.84% 11.45% 11.57% 11.79% 12.01% 12.11% N/A Tier 1 Leverage Ratio 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% 12.13% 12.08% 10.27% Return on Average Assets 1.31% 1.49% 1.52% 1.62%** 1.91% 1.92% 1.93% 1.90% 1.23% Return on Average Common Equity 13.50% 12.32% 12.27% 12.67%** 14.99% 14.93% 14.85% 14.82% 8.25% Earnings Per Share (Diluted) $1.95 $2.50 $2.86 $3.35** $1.04 $1.08 $1.13 $1.17 N/A EGBN

Consistent Balance Sheet Growth 10 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 $4,500 $5,000 $5,500 $6,000 $6,500 $7,000 $7,500 $8,000 $8,500 Millions of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 Total Assets $8,389 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. *

Consistent Net Income Growth 11 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 Thousands of Dollars 13Q4 14Q1 14Q2 14Q3 14Q4 15Q1 15Q2 15Q3 15Q4 16Q1 16Q2 16Q3 16Q4 17Q1 17Q2 17Q3 17Q4 18Q1 18Q2 18Q3 18Q4 Net Income Available to Common SBLF Dividend $40,317 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. * Q4 2017 is shown on an operating basis. GAAP basis i nco me for Q4 2017 was $15.6 million. *

$0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $5.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y EPS (Reported) EPS (Operating) Earnings Per Share 12 $1.95 $1.76 $2.08 $2.50 $2.86 $3.35 NOTE: There was a 10% stock dividend paid on the common stock on June 14, 2013 . Virginia Heritage Bank acquisition closed on October 31, 2014. EPS (Operating) for 2014 is net of merger related expenses. EPS for 2017 is shown on an operating basis.; Please refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. $2.92 $4.42

$12.89 $14.56 $18.83 $21.61 $24.67 $29.17 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 2013Y 2014Y 2015Y 2016Y 2017Y 2018Y Tangible Book Value per Share 13 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014.

4.44% 4.33% 4.16% 4.15% 4.17% 4.15% 4.14% 3.97% 3.58% 3.49% 3.48% 3.53% 3.54% 3.55% 3.58% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 EGBN Peer Group Net Interest Margin 14 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt raise in 2016 was (9bps). *

0.33% 0.36% 0.44% 0.58% 0.73% 0.96% 1.07% 1.16% 0.45% 0.42% 0.44% 0.54% 0.65% 0.70% 0.75% 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Cost of Funds EGBN Peer Group 4.77% 4.69% 4.60% 4.73% 4.90% 5.11% 5.21% 5.13% 4.06% 3.93% 3.93% 4.06% 4.18% 4.24% 4.33% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% Yield on Average Earning Assets EGBN Peer Group Yields and Cost of Funds 15 NOTE: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion and $1 0 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. * Impact of July 2016 Sub - Debt Raise in 2016 was (5bps). The Sub - Debt raise impact on Cost of Funds in 2016 was 4bps. * * 5.37% 5.24% 5.11% 5.17% 5.30% 5.53% 5.69% 5.60% 4.72% 4.48% 4.41% 4.52% 4.62% 4.70% 4.80% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Yield on Loans EGBN Peer Group

Moderate Interest Rate Risk Position 16 ▪ Both assets and liabilities remain short with repricing durations at 17 months on loans and 26 months on deposits ▪ A 100 bps shock increase would increase Net Interest Income by about $ 15.0 million or 4.8% on a static balance sheet over a 12 month period Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar value in thousands) Interest Rate Indicators and Trends 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Repricing Duration of Assets and Liabilities (months) Investments 49 47 43 41 40 37 38 34 Loans 27 25 23 17 16 16 16 17 Deposits 34 32 27 26 22 24 26 26 Borrowings 30 40 64 21 21 22 19 38 Economic Value of Assets and Liabilities Book Value of Portfolio Loans 4,312,399$ 4,998,368$ 5,618,820$ 6,348,262$ 6,603,351$ 6,652,678$ 6,847,437$ 6,992,749$ Economic Value of Portfolio Loans 4,314,618$ 5,000,717$ 5,624,085$ 6,368,262$ 6,604,523$ 6,656,841$ 6,823,332$ 7,028,362$ Premium (Discount) in Loans 0.1% 0.0% 0.1% 0.3% 0.0% 0.1% -0.4% 0.5% Book Value of Deposits 4,310,768$ 5,158,445$ 5,717,837$ 5,852,129$ 6,121,211$ 6,268,405$ 6,371,504$ 6,972,266$ Economic Value of Deposits 4,197,226$ 5,002,426$ 5,548,300$ 5,543,159$ 5,747,492$ 5,976,939$ 5,988,169$ 6,607,501$ Premium (Discount) in Deposits -2.6% -3.0% -3.0% -5.3% -6.1% -4.6% -6.0% -5.2% Book Value of Equity 620,761$ 738,602$ 842,799$ 950,438$ 985,180$ 1,023,136$ 1,061,652$ 1,108,941$ Economic Value of Equity 734,935$ 896,974$ 1,030,450$ 1,291,456$ 1,244,184$ 1,215,006$ 1,316,747$ 1,405,102$ Equity Premium Percentage 18.4% 21.4% 22.3% 35.9% 26.3% 18.8% 24.0% 26.7% Interest Rate Shock Analysis SHORT TERM EFFECTS (dollars in thousands) Net Interest Income - Flat balance Sheet 202,091$ 250,826$ 270,909$ 290,055$ 298,544$ 294,767$ 298,433$ 310,167$ Net Interest Income - + 100 basis point shock 197,675$ 250,113$ 276,988$ 305,576$ 314,940$ 313,294$ 315,549$ 325,192$ Percentage Change -2.2% -0.3% 2.2% 5.4% 5.5% 6.3% 5.7% 4.8% Net Interest Income - + 200 basis point shock 199,613$ 257,705$ 289,966$ 321,011$ 331,030$ 331,651$ 332,371$ 339,949$ Percentage Change -1.2% 2.7% 7.0% 10.7% 10.9% 12.5% 11.4% 9.6% Net Interest Income - + 300 basis point shock 203,701$ 266,070$ 303,319$ 336,214$ 346,986$ 350,009$ 349,174$ 354,675$ Percentage Change 0.8% 6.1% 12.0% 15.9% 16.2% 18.7% 17.0% 14.3% Net Interest Income - + 400 basis point shock 207,441$ 274,468$ 316,719$ 351,372$ 362,958$ 368,404$ 366,109$ 369,452$ Percentage Change 2.6% 9.4% 16.9% 21.1% 21.6% 25.0% 22.7% 19.1% Net Interest Income - - 100 basis point shock 200,680$ 244,895$ 264,079$ 283,576$ 285,719$ 280,622$ 284,965$ 295,870$ Percentage Change -0.7% -2.4% -2.5% -2.2% -4.3% -4.8% -4.5% -4.6% Net Interest Income - - 200 basis point shock 196,217$ 241,220$ 256,318$ 269,693$ 272,903$ 272,078$ 280,534$ 289,637$ Percentage Change -2.9% -3.8% -5.4% -7.0% -8.6% -7.7% -6.0% -6.6%

$0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 Revenue ($000s) Non-Int Expense ($000s) Consistent Increases in Operating Leverage 17 NOTE: P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 32 - 35. Virginia Heritage Bank acquisition closed on October 31, 2014. Data for Q2, Q3, Q4 2014 are shown on an operating basis, net of merger related expenses. Q4 2017 is shown on an operating b asi s.

Consistently Improving Efficiency Ratio 18 Note: Bank Holding Company Performance Report Peer Group represents companies with consolidated assets between $3 billion an d $ 10 billion. Virginia Heritage Bank acquisition closed on October 31, 2014. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. 51% 42% 40% 40% 38% 39% 36% 36% 68% 65% 64% 62% 62% 62% 61% 30% 35% 40% 45% 50% 55% 60% 65% 70% 75% 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 EGBN Peer Group

Deposit Composition and Growth 19  Commercial focus drives growth of Noninterest Bearing Demand accounts  Wholesale Deposits used to enhance cost of funds, not a strategy to replace growth in core deposits (1) Core deposits include CDAR’s and ICS reciprocal deposits. (Dollar Values in Thousands) Deposit Type % of % of % of Balance Total Balance Total Balance Total Noninterest Bearing 1,982,912$ 33.9% 2,057,886$ 32.3% 2,104,220$ 30.2% Interest Bearing Transaction 420,417 7.2% 459,455 7.2% 593,107 8.5% Core Savings & Money Market (1) 2,185,580 37.3% 2,143,677 33.7% 2,304,996 33.1% Core CD's (1) 548,182 9.4% 737,573 11.6% 829,435 11.9% Wholesale Money Market 435,566 7.4% 429,582 6.7% 644,563 9.2% Wholesale CD's 281,327 4.8% 544,132 8.5% 497,964 7.1% Total Deposits 5,853,984$ 100% 6,372,305$ 100% 6,974,285$ 100% As of September 30, 2018 As of December 31, 2018As of December 31, 2017

Detail of Loan Portfolio 20 35.0% 46.6% 15.6%  Concentration in quality markets: Washington, DC, Montgomery County, Fairfax County  Held for Sale residential mortgages not included NOTE: Data as of December 31, 2018 (Dollar Value in Thousands) County C&I Owner Occupied CRE Income Producing CRE CRE Bridge Financing Owner Occupied Const. CRE Construction Land Residential Mortgage Consumer TOTAL % of Total Maryland Montgomery 384,524$ 158,043$ 257,676$ 278,601$ 13,257$ 105,461$ 701$ 17,709$ 42,859$ 1,258,831$ 18.0% Prince George's 120,438 139,106 265,976 61,344 9,139 33,748 13,517 333 1,607 645,208 9.2% Baltimore 29,744 32,912 73,626 81,124 2,537 805 - - 238 220,986 3.2% Anne Arundel 14,122 13,067 23,636 - - 34,854 - 2,567 1,039 89,285 1.3% Frederick 5,457 675 69,144 3,906 - 96 6,357 741 358 86,734 1.2% Howard 16,068 32,773 29,305 15,061 - 928 2,229 751 1,357 98,472 1.4% Eastern Shore 7,633 11,157 65,112 - - 294 141 1,309 197 85,843 1.2% Charles 4,445 20,566 4,333 - - - - 452 42 29,838 0.4% Other MD 4,839 8,960 18,290 - - 478 3,029 - 556 36,152 0.5% Washington DC 359,550 231,969 543,524 512,071 19,722 596,072 11,719 43,117 17,159 2,334,903 33.5% Virginia Fairfax 256,005 66,307 197,196 145,375 - 83,474 5,471 14,721 12,378 780,927 11.2% Loudoun 29,238 49,934 68,102 40,640 11,414 8,913 6,291 776 3,103 218,411 3.1% Arlington 53,704 1,905 83,774 16,513 1,520 33,753 - 731 2,559 194,459 2.8% Alexandria 48,491 13,480 24,392 18,131 - 45,751 - 1,687 1,641 153,573 2.2% Prince William 8,236 32,366 84,232 21,429 208 8,123 286 314 1,503 156,697 2.2% Fauquier 460 3,039 5,208 - - - - 781 258 9,746 0.1% Other VA 12,669 46,015 105,318 1,580 - 24 138 344 903 166,991 2.4% Other USA 197,488 25,540 111,982 30,298 - 28,164 8,998 20,086 1,835 424,391 6.1% Total $1,553,111 $887,814 $2,030,826 $1,226,073 $57,797 $980,938 $58,877 $106,419 $89,592 $6,991,447 100.0% % of Total 22.3% 12.7% 29.1% 17.5% 0.8% 14.0% 0.8% 1.5% 1.3% 100.0%

Credit Quality Trends 21 NOTE: Virginia Heritage Bank acquisition closed on October 31, 2014. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Nonperforming Assets: Accruing Loans 90 or More Days Past Due -$ -$ -$ -$ -$ -$ -$ -$ Nonaccrual 22,443 13,239 17,875 13,238 13,388 10,876 15,077 16,277 Total Nonperforming Loans (NPLs) 22,443$ 13,239$ 17,875$ 13,238$ 13,388$ 10,876$ 15,077$ 16,277$ Other Real Estate Owned (OREO) 13,224 5,852 2,694 1,394 1,394 1,394 1,394 1,394 Total Nonperforming Assets 35,667$ 19,091$ 20,569$ 14,632$ 14,782$ 12,270$ 16,471$ 17,671$ Performing Restructured Loans (TDRs) 13,502 11,836 7,924 12,339 11,499 15,123 17,546 13,601 NPAs/Assets 0.68% 0.31% 0.30% 0.20% 0.19% 0.16% 0.20% 0.21% NPAs+TDRs/Assets 0.94% 0.51% 0.41% 0.36% 0.34% 0.35% 0.42% 0.37% Reserves 46,075$ 52,687$ 59,073$ 64,758$ 65,807$ 66,609$ 68,189$ 69,944$ Reserves/Loans 1.07% 1.05% 1.04% 1.01% 1.00% 1.00% 1.00% 1.00% Charge-Offs NCOs/Average Loans 0.17% 0.17% 0.09% 0.06% 0.06% 0.05% 0.05% 0.05%

Consistent Asset Quality 22 Total Loans ($mms) Note: Virginia Heritage Bank acquisition closed on October 31, 2014. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% $0 $1,000 $2,000 $3,000 $4,000 $5,000 $6,000 $7,000 Dec- 14 Mar- 15 Jun- 15 Sep- 15 Dec- 15 Mar- 16 Jun- 16 Sep- 16 Dec- 16 Mar- 17 Jun- 17 Sep- 17 Dec- 17 Mar- 18 Jun- 18 Sep- 18 Dec- 18 Total Loans ($) NPAs (%) Charge Offs (%) (Dollar Values in Thousands) Loan NPAs/ Average Year Growth Assets Charge-Offs 2013 $452,063 0.90% 0.23% 2014 $1,367,241 0.68% 0.17% 2015 $685,969 0.31% 0.17% 2016 $679,525 0.30% 0.09% 2017 $733,635 0.19% 0.06% 2018 $579,919 0.21% 0.05% Net Charge-Off History for the periods ended December 31, 2018 EGBN EGBN Loan Type 2 Year Avg. 3 Year Avg. Income Producing CRE 0.03% 0.04% Owner Occupied CRE 0.01% 0.01% Construction and Land 0.09% 0.05% Commercial & Industrial 0.12% 0.18%

Strength in C&I Lending 23  At 22% of the Loan Portfolio, EagleBank has a much larger presence in C&I Lending than other local peer banks  C&I Loan Portfolio is predominantly variable rate loans  16% Annual growth rate of Owner Occupied Loans, which are key to small and mid - market relationships  DDA Operating Accounts of C&I relationships are a critical component of deposit composition strategy  Treasury Management services provide opportunity for relationship retention and expansion

CRE Risk Management 24  Executive & Board Level Oversight of Approval Process  Disciplined Underwriting  Proactive Portfolio Management  Quarterly Stress Testing of CRE Portfolio  Quarterly Independent Credit Review  Dedicated Special Assets Team

CRE Concentration 25 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on the Compa ny’s asset size at the time of reporting. (2) Represents CRE (excluding owner occupied) concentration as a percentage of EGBN consolidated risk - based capital. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total CRE Portfolio (excl Own Occ) 820,442$ 909,058$ 1,147,897$ 1,431,984$ 1,660,266$ 2,453,662$ 2,978,550$ 3,246,636$ 3,900,263$ 4,035,641$ 4,030,675$ 4,148,521$ 4,213,281$ CRE/Total Loans (1) 58.50% 51.77% 47.63% 57.44% 56.37% 56.78% 59.59% 57.18% 60.83% 61.12% 60.60% 60.61% 60.26% CRE Nonperforming Loans NPLs/Total CRE 1.76% 1.43% 1.67% 1.40% 0.88% 0.23% 0.22% 0.34% 0.16% 0.16% 0.11% 0.11% 0.14% Peer NPLs/Total CRE (1) 4.45% 4.42% 3.52% 2.40% 1.50% 0.86% 0.53% 0.40% 0.33% 0.35% 0.38% 0.40% Total Net Charge Offs NCOs/Total CRE 0.07% 0.18% 0.09% 0.18% 0.07% 0.07% 0.06% 0.04% 0.07% 0.02% 0.01% 0.01% 0.01% Peer NCOs/Total CRE (1) 1.55% 1.53% 1.10% 0.67% 0.22% 0.06% 0.01% 0.01% 0.01% 0.00% 0.00% 0.00% CRE Concentration (2) 403.06% 401.12% 392.96% 375.05% 377.00% 388.64% 394.40% 319.33% 345.17% 345.57% 333.76% 331.84% 325.08%

ADC Concentration 26 (1) All peer group and other data is from the FR Y - 9C and Bank Holding Company Performance Report. Peer group data is based on t he Company’s asset size at the time of reporting . (2) Represents ADC concentration as a percentage of EGBN consolidated risk - based capital. (3) Adjusted ADC Concentration exclud es loans which are income producing and have a U & O permit. * Virginia Heritage Bank acquisition closed on October 31, 2014 . (Dollar Values in Thousands) 2009Y 2010Y 2011Y 2012Y 2013Y 2014Y* 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total ADC Portfolio 252,494$ 327,718$ 448,470$ 539,069$ 628,880$ 798,241$ 909,654$ 976,599$ 1,413,922$ 1,433,297$ 1,413,671$ 1,456,154$ 1,616,098$ ADC/Total Loans (1) 18.00% 18.66% 18.61% 21.62% 21.35% 18.47% 18.20% 17.20% 22.05% 21.71% 21.25% 21.27% 23.12% ADC Nonperforming Loans NPLs/Total ADC 6.30% 4.50% 3.89% 3.45% 1.33% 0.51% 0.08% 0.13% 0.05% 0.16% 0.01% 0.22% 0.25% Peer NPLs/Total ADC (1) 10.75% 11.24% 8.85% 6.51% 2.91% 1.28% 0.63% 0.35% 0.21% 0.17% 0.16% 0.17% Total Net Charge Offs NCOs/Total ADC 0.07% 0.52% 0.28% 0.44% 0.21% 0.26% -0.02% 0.16% 0.15% -0.02% -0.01% 0.02% 0.01% Peer NCOs/Total ADC (1) 3.88% 4.30% 3.09% 2.37% 0.46% -0.11% -0.04% -0.06% -0.04% -0.03% -0.03% -0.03% ADC Concentration (2) 124.04% 144.60% 153.52% 141.19% 142.80% 126.44% 120.45% 96.05% 125.13% 122.73% 117.06% 116.48% 124.69%

Capital Strength 27  $150 million of 10 Year, 5 Year non - call, 5.00% Subordinated Notes sold in July 2016  $100 million of Common Equity raised through an underwritten offering in March 2015  $70 million of 10 Year non - call 5.75% Subordinated Notes sold in August 2014  $10 million of Common Equity raised through an underwritten offering in October 2012  $35 million of Common Equity raised through an At the Market Offering during May through October 2012 (1) This constitutes a non - GAAP financial measure. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. * Data for 2017 is shown on an operating basis. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y 2018Q1 2018Q2 2018Q3 2018Q4 Total Assets 5,247,880$ 6,075,577$ 6,890,096$ $ 7,493,617* 7,698,060$ 7,880,017$ 8,057,855$ 8,389,137$ Total Common Stockholders' Equity 548,859$ 738,601$ 842,799$ $ 965,026* 985,180$ 1,023,137$ 1,061,651$ 1,108,941$ Total Regulatory Capital 631,340$ 755,212$ 1,016,713$ 1,129,954$ 1,167,824$ 1,207,659$ 1,250,148$ 1,297,427$ Tier 1 Leverage Ratio 10.69% 10.90% 10.72% 11.45% 11.76% 11.97% 12.13% 12.10% Tier 1 Risk Based Capital Ratio 10.39% 10.68% 10.80% 11.23% 11.57% 11.89% 12.11% 12.49% Total Risk Based Capital Ratio 12.97% 12.75% 14.89% 15.02% 15.32% 15.59% 15.74% 16.08% Common Equity Tier 1 (CETI) Ratio N/A 10.68% 10.80% 11.23% 11.57% 11.89% 12.11% 12.49% Tangible Common Equity Ratio (1) 8.54% 10.56% 10.84% 11.45% 11.57% 11.79% 12.01% 12.11%

Key Success Factors 28 ▪ Building and maintaining core relationships o Cross sales o Focus on key customers ▪ Maintenance of strong credit culture o Conservative underwriting criteria and loan policies o Disciplined committee approval and review process o Portfolio is balanced among C&I, CRE and Construction o Periodic loan and portfolio stress testing o Proactive identification and resolution of problem credits ▪ Built and preserved a strong capital position and balance sheet o Nine capital raising events since August 2008 o Increasing quarterly profitability since January 1, 2009 has consistently bolstered the capital position

Key Success factors (continued) 29  Disciplined ALCO process  Maintained focus on areas of strength o Concentration on core geographic markets and products  P roper infrastructure to support the increased volume of business and regulation  Comprehensive Management and Board level reporting  Human Resources o Recruiting of strong, seasoned bankers with local market knowledge and experience o Well designed, incentive based compensation plans o Stability of staff, low turnover rate

EagleBank Growth Strategy 30  Profitability • Pricing discipline to sustain Net Interest Margin • Prudent expense management with streamlined branch system to maintain Efficiency Ratio  Sustain Credit Quality • Maintain balanced portfolio mix: C&I, CRE and Construction • Enhanced monitoring of individual credits • Expanded stress testing  Emphasis on Organic Growth • Only 3.00% deposit market share in DC Metro Area • Significant opportunities to expand C&I business lines including loans and treasury management products • Attract new relationships and develop cross sell opportunities • Enhance infrastructure to support growth beyond $10 billion in assets  Expanded Sources of Noninterest Income • SBA guaranteed loans, residential mortgage origination , FHA commercial mortgage origination, treasury management services, insurance

EGBN Stock Price Performance 31 Total Return Performance 1 Year 3 Year 5 Year EGBN (12.9%) 16.2% 65.1% NASDAQ Bank Stock Index (12.7%) 40.7% 45.6% NASDAQ Stock Market Index (1.8%) 57.8% 77.4% S & P 500 Index (4.2%) 39.4% 51.7% SOURCE: SNL Financial, Chart and calculations as of close of trading on January 31, 2019

Appendices 32

Non - GAAP Reconciliation 33 GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) March 31, 2018 June 30, 2018 September 30, 2018 December 31, 2018 Common shareholders' equity 985,180$ 1,023,137$ 1,061,651$ 1,108,941$ Less: Intangible assets (107,097) (106,820) (106,481) (105,766) Tangible common equity 878,083$ 916,317$ 955,170$ 1,003,175$ Book value per common share 28.72$ 29.82$ 30.94$ 32.25$ Less: Intangible book value per common share (3.12) (3.11) (3.10) (3.08) Tangible book value per common share 25.60$ 26.71$ 27.84$ 29.17$ Total assets 7,698,060$ 7,880,017$ 8,057,855$ 8,389,137$ Less: Intangible assets (107,097) (106,820) (106,481) (105,766) Tangible assets 7,590,963$ 7,773,197$ 7,951,374$ 8,283,371$ Tangible common equity ratio 11.57% 11.79% 12.01% 12.11%

Non - GAAP Reconciliation 34 * Data for 2017 is shown on an operating basis. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) December 31, 2014 December 31, 2015 December 31, 2016 December 31, 2017* December 31, 2018 Common shareholders' equity 548,859$ 738,601$ 842,799$ 965,026$ 1,108,941$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible common equity 438,951$ 630,059$ 735,380$ 857,814$ 1,003,175$ Book value per common share 18.21$ 22.07$ 24.77$ 28.23$ 32.25$ Less: Intangible book value per common share (3.65) (3.24) (3.16) (3.14) (3.08) Tangible book value per common share 14.56$ 18.83$ 21.61$ 25.09$ 29.17$ Total assets 5,247,880$ 6,076,649$ 6,890,097$ 7,493,617$ 8,389,137$ Less: Intangible assets (109,908) (108,542) (107,419) (107,212) (105,766) Tangible assets 5,137,972$ 5,968,107$ 6,782,678$ 7,386,405$ 8,283,371$ Tangible common equity ratio 8.54% 10.56% 10.84% 11.61% 12.11%

Non - GAAP Reconciliation 35 Eagle Bancorp, Inc. GAAP Reconciliation (Unaudited) (dollars in thousands except per share data) GAAP Change Non-GAAP GAAP Change Non-GAAP Income Statements: Income tax expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net income 15,569$ 14,588 30,157$ 100,232$ 14,588 114,820$ Performance Ratios (annualized): Return on average assets 0.82% 1.60% 1.41% 1.62% Return on average common equity 6.49% 12.57% 11.06% 12.67% Assets GAAP Change Non-GAAP Deferred income taxes 28,770 14,588 43,358 Total Assets 7,479,029$ 14,588$ 7,493,617$ Shareholders' Equity Retained earnings 431,544 14,588 446,132 Total Shareholders' Equity 950,438 14,588 965,026 Total Liabilities and Shareholders' Equity 7,479,029$ 14,588 7,493,617$ Interest Income GAAP Change Non-GAAP GAAP Change Non-GAAP Income Tax Expense 35,395 (14,588) 20,807 85,504 (14,588) 70,916 Net Income 15,569$ 14,588$ 30,157$ 100,232$ 14,588$ 114,820$ Earnings Per Common Share Basic 0.46$ 0.43$ 0.88$ 2.94$ 0.43$ 3.36$ Diluted 0.45$ 0.42$ 0.88$ 2.92$ 0.42$ 3.35$ As of December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017 Three Months Ended December 31, 2017 Twelve Months Ended December 31, 2017

Non - GAAP Reconciliation 36 (1) Tangible common equity to tangible assets (the "tangible common equity ratio") and tangible book value per common share are non-GAAP financial measures derived from GAAP-based amounts. The Company calculates the tangible common equity ratio by excluding the balance of intangible assets from common shareholders' equity and dividing by tangible assets. The Company calculates tangible book value per common share by dividing tangible common equity by common shares outstanding, as compared to book va lue per common share, which the Company calculates by dividing common shareholders' equity by common shares outstanding. The Company considers this information important to shareholders' as tangible equity is a measure that is consistent with the calculation of capital for bank regulatory purposes, which excludes intangible assets from the calculation of risk based ratios and as such is useful for investors, regulators, management and others to evaluate capital adequacy and to compare against other financial institutions.

Market Information – Washington, DC MSA 37  Population 6.2 Million □ 6 th largest market in the U.S.  Employment 3.3 Million □ 5 7,000 new jobs created in 12 months ended November, 2018 □ Employment growth driven by private sector, over 220,000 net new private sector jobs created over last five years □ Unemployment rate of 3.0% vs. US average of 3.5% (November 2018)  Gross Regional Product (GRP) $529 Billion □ 5th largest regional economy in the U.S. □ 16.7% growth in GRP over the last 10 years □ Federal Government Spending is 31.0% of GRP □ Highest median household income of any major U.S. market

Greater Washington Economy 38 Total Federal Spending = 30.9% of GRP GRP Contribution by Sub - market Education & Health Care 5.8% Other 1.5% Non-Local Business 15.5% Associations 1.8% Hospitality 2.7% International 3.8% Other Federal 16.8% Federal Procurement 14.1% Local Business 38.0% Suburban Maryland 28.0% District of Columbia 24.0% Northern Virginia 48.0% Gross Regional Product $529 Billion SOURCE: Stephen S. Fuller Institute - George Mason University

Loan Portfolio and Growth 39 (Dollar Values in Thousands) Annual Growth Rate Loan Type Balance % of Total Balance % of Total Balance % of Total % Commercial and Industrial 1,375,939$ 21.5% 1,493,577$ 21.8% 1,553,111$ 22.2% 12.9% Commercial Real Estate: Owner Occupied 755,444 11.8% 863,162 12.6% 887,814 12.7% 17.5% Income Producing 2,102,115 32.8% 1,949,757 28.5% 2,030,826 29.1% (3.4%) CRE Bridge Financing 944,980 14.7% 1,240,153 18.1% 1,226,073 17.5% 29.7% Subtotal 3,802,539$ 59.3% 4,053,072$ 59.2% 4,144,713$ 59.3% 9.0% Construction & Land: Owner Occupied 58,691 0.9% 56,572 0.8% 57,797 0.8% (1.5%) CRE Construction 897,102 14.0% 982,327 14.4% 980,938 14.1% 9.3% Land 76,039 1.2% 65,264 1.0% 58,877 0.8% (22.6%) Subtotal 1,031,832$ 16.1% 1,104,163$ 16.2% 1,097,612$ 15.7% 6.4% Residential Mortgage 104,357$ 1.6% 104,864$ 1.5% 106,419$ 1.5% 2.0% Consumer & Other 96,861$ 1.5% 88,996$ 1.3% 89,592$ 1.3% (7.5%) Total Loans 6,411,528$ 100.0% 6,844,672$ 100.0% 6,991,447$ 100.0% 9.0% As of December 31, 2017 As of September 30, 2018 As of December 31, 2018

Geographic Detail – Income Producing CRE 40  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County NOTE: Data as of December 31, 2018 (Dollar Value in Thousands) Single Office/ Mixed Redevel./ Multi- & 1-4 County Hotel Condo Use Retail Family Single & 1-4 Family Industrial Other TOTAL % of Total Maryland Montgomery 14,105$ 55,390$ 94,678$ 22,231$ 19,198$ 14,623$ 16,996$ 20,455$ 257,676$ 12.7% Prince George's 102,802 24,730 2,794 44,529 37,400 2,776 35,705 15,240 265,976 13.1% Baltimore 19,152 2,901 30,289 6,098 1,535 2,208 1,443 10,000 73,626 3.6% Anne Arundel 9,730 1,960 - 8,946 - - 3,000 - 23,636 1.2% Frederick - 12,330 2,697 40,499 - 3,748 2,293 7,577 69,144 3.4% Eastern Shore 59,490 1,923 - 516 - 1,369 - 1,814 65,112 3.2% Howard - 2,307 - 10,894 - 695 14,155 1,254 29,305 1.4% Charles - - 158 649 - - - 3,526 4,333 0.2% Other MD - 6,384 1,479 1,461 - - 8,964 2 18,290 0.9% Washington DC 150,679 32,127 138,574 40,953 96,690 81,209 3,219 73 543,524 26.8% Virginia Fairfax - 93,029 482 41,489 1,078 13,135 737 47,246 197,196 9.7% Loudoun - 19,688 - 14,781 - 1,695 17,888 14,050 68,102 3.4% Arlington 47,000 28,962 - 200 253 5,128 - 2,231 83,774 4.1% Alexandria - 14,264 4,178 2,050 - - 3,900 - 24,392 1.2% Prince William 28,468 13,907 15,459 17,078 - 1,000 4,979 3,341 84,232 4.1% Fauquier - - - 1,972 - - - 3,236 5,208 0.3% Other VA - 61,347 5,733 32,259 - 1,724 226 4,029 105,318 5.2% Other USA 2,376 4,071 457 9,931 32,000 2,888 1,030 59,229 111,982 5.5% Total $433,802 $375,320 $296,978 $296,536 $188,154 $132,198 $114,535 $193,303 $2,030,826 100.0% % of Total 21.4% 18.5% 14.6% 14.6% 9.3% 6.5% 5.6% 9.5% 100.0%

Geographic Detail – Construction 41  Focus in core sub - markets: Washington, DC, Montgomery County, Fairfax County  Recognized expertise in Single Family and Condo construction lending  Portfolio is diversified among collateral types NOTE: Data as of December 31, 2018 (Dollar Value in Thousands) Single Residential Mixed & 1-4 Multi- County Condo Use Single & 1-4 Family Office Family Hotel Retail Other TOTAL % of Total Maryland Montgomery 4,200$ 10,361$ 60,246$ 19,989$ 4,236$ -$ -$ 6,429$ 105,461$ 10.8% Prince George's - - 3,577 - - 14,590 - 15,581 33,748 3.4% Baltimore - - 805 - - - - - 805 0.1% Anne Arundel - 34,854 - - - - - - 34,854 3.6% Frederick - - 96 - - - - - 96 0.0% Eastern Shore - - 294 - - - - - 294 0.0% Howard - - 668 - - - - 260 928 0.1% Charles - - - - - - - - - 0.0% Other MD - - 478 - - - - - 478 0.0% Washington DC 156,168 109,940 49,375 129,385 136,390 - 1,527 13,287 596,072 60.8% Virginia Fairfax 19,463 - 38,829 7,242 773 - 2,737 14,430 83,474 8.5% Loudoun 4,224 1,779 290 2,620 - - - - 8,913 0.9% Arlington 17,906 - 15,847 - - - - - 33,753 3.4% Alexandria - 43,107 2,644 - - - - - 45,751 4.7% Prince William - - 1,901 - - - - 6,222 8,123 0.8% Fauquier - - - - - - - 0.0% Other VA - - 24 - - - - - 24 0.0% Other USA - - 355 - 1,996 25,813 - - 28,164 2.9% Total $201,961 $200,041 $175,429 $159,236 $143,395 $40,403 $4,264 $56,209 $980,938 100.0% % of Total 20.7% 20.4% 17.9% 16.2% 14.6% 4.1% 0.4% 5.7% 100.0% Renovation 36,433$ 46,889$ 48,018$ 134,049$ 47,272$ -$ 3,891$ 29,735$ 346,287$ 35.3% Ground-Up 165,528$ 153,152$ 127,411$ 25,187$ 96,123$ 40,403$ 373$ 26,474$ 634,651$ 64.7%

Conservative Securities Portfolio 42  Portfolio has $9.5 million of net unrealized losses at December 31, 2018  No holdings of GSE equities or bank Trust Preferred or bank Trust Preferred CDOs  Average life of portfolio is 3.6 years  Excludes Federal Reserve and Federal Home Loan Bank stock (Dollar Values in Thousands) December 31, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $260,150 $228 $4,033 $256,345 32.8% Mortgage Backed Securites - GSEs 477,949 1,575 7,293 472,231 60.2% Municipal Bonds 45,814 439 484 45,769 5.8% Corporate Bonds 9,503 79 6 9,576 1.2% Other Equity Investments 218 - - 218 0.0% Total Securities $793,634 $2,321 $11,816 $784,139 100.0% September 30, 2018 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $236,853 $0 $6,528 $230,325 31.9% Mortgage Backed Securites - GSEs 448,335 140 12,126 436,349 60.5% Municipal Bonds 48,203 391 858 47,736 6.5% Corporate Bonds 8,004 61 19 8,046 1.1% Other Equity Investments 218 - - 218 0.0% Total Securities 741,613$ 592$ 19,531$ 722,674$ 100.0% December 31, 2017 Gross Gross Estimated Amrt. Cost Amortized Unrealized Unrealized Fair % of Total Security Type Cost Gain Losses Value Securities US Government Agency Securities $198,115 $283 $2,414 $195,984 33.3% Mortgage Backed Securites - GSEs 322,067 187 4,418 317,836 54.2% Municipal Bonds 60,976 1,295 214 62,057 10.3% Corporate Bonds 13,010 163 - 13,173 2.2% Other Equity Investments 218 - - 218 0.0% Total Securities $594,386 $1,928 $7,046 $589,268 100.0%

Nationally Recognized Financial Performance 43 ▪ “Top Investment Idea” Recommendation 2012 ▪ “Sm - All Stars” Designation 2011, 2013, 2014, 2015, 2016 & 2017 ▪ Designated as a “Challenger” Bank 2015 & 2016 ▪ Member of KBW Bank Honor Roll 2010 - 2018 ▪ Ronald D. Paul named East Coast Region Community Banker of the Year 2014 Independent Community Bankers of America ▪ Community Bankers Cup Award 2012 - 2017

Highly Regarded by Bank Rating Firms 44 FIRM BANK RATING B AUER F INANCIAL , I NC A - 300/300 Green - ***

Experienced Management Team 45 R onald D. Paul, Chairman, President and CEO Mr. Paul, a founder of EagleBank, has served as Chairman since May 2008, and prior to that time was Vice Chairman and Chief E xec utive Officer since the organization of the Company. Since June 2006, he has served as Chief Executive Officer of the Bank. Mr. Pau l is also President of Ronald D. Paul Companies and RDP Management, which are engaged in the business of real estate investment and man age ment for office and multi - family properties. Mr. Paul was a director of Allegiance Bank and of Allegiance Banc Corporation from 1990 until its acquisition by F&M, including serving as Vice Chairman of the Board of Directors from 1995. Mr. Paul is also active in various charitable organizations, including serving as Vice Chairman of the Board of Directors of the National Kidney Foundation from 1996 to 19 97, and Chairman from 2002 to 2003. Mr. Paul is a Trustee of the University of Maryland College Park Foundation. He sits on the Board of the Washington Hospital Center and the Metropolitan Washington Board of Trade. Mr. Paul has been named “Washingtonian of the Year ” b y Washingtonian magazine and in 2009 was named the “Greater Washington Entrepreneur of the Year” by Ernst & Young. In 2012 he was elected to the Washington Business Hall of Fame and was named “Community Banker of the Year” by the American Banker magazine. In 2014 Mr. Paul was named Community Banker of the Year for the Eastern Region by the Independent Community Bankers of America. Susan G. Riel, Senior EVP, Chief Operating Officer of EagleBank & EVP, Eagle Bancorp, Inc. Ms. Riel, Senior Executive Vice President - Chief Operating Officer of the Bank, and formerly Chief Administrative Officer. Ms . Riel has been with the bank for 16 years. She previously served as Executive Vice President - Chief Operating Officer of Columbia First Bank, FSB from 1989 until that institution’s acquisition by First Union Bancorp in 1995. She is one of the founding officers of EagleBank. Ms. Riel has over 35 years of experience in the commercial banking industry . Ms. Riel was recently included in the Bisnow 2017 Power Series: Women of Influence in Commercial Real Estate. Charles D. Levingston, EVP, Chief Financial Officer, Eagle Bancorp, Inc. and EagleBank Mr. Levingston, Executive Vice President and Chief Financial Officer of the Bank and Company as of April 2017, most recently served as Executive Vice President of Finance at the Bank. Mr . Levingston, a CPA, served in various financial and senior management roles at the bank prior to his current role. Mr. Levingston joined the bank in January 2012, and previously worked at the Federal Reserve Bank s o f Atlanta and Philadelphia as a commissioned Bank Examiner, and at PriceWaterhouseCoopers as a Manager in the Advisory practice. He has over 16 years of experience in the banking industry.

Experienced Management Team (continued) 46 Janice L. Williams, EVP, Chief Credit Officer Ms. Williams, Executive Vice President and Chief Credit Officer of the Bank, has served the Bank as Credit Officer, Senior Cr edi t Officer and Chief Credit Officer for the past 11 years. Prior to employment with the Bank, Ms. Williams was with Capital Bank, Sequoia Bank , and American Security Bank. Additionally, Ms. Williams, a graduate of Georgetown University Law Center and a Member of the Maryland Bar, was previously employed in the private practice of law in Maryland. Antonio F. Marquez, EVP, Chief Commercial Real Estate Lending Officer Mr. Marquez, Executive Vice President, joined EagleBank in 2011 as the Chief Real Estate Lender. Prior to joining EagleBank, Mr. Marquez established the real estate lending franchise for HSBC for the Washington, DC market Earlier he was the head of Commercial Re al Estate lending at Chevy Chase Bank from 1999 to 2005 and prior to that held various lending positions at Chase Manhattan Bank in New Yo rk and The Riggs National Bank in Washington, D.C. Mr. Marquez has over 30 years of experience in the banking industry in the Washin gto n, DC metropolitan area. Lindsey S. Rheaume, EVP, Chief C&I Lending Officer Mr. Rheaume joined EagleBank as Chief C&I Lending Officer in December 2014 and has over 25 years of commercial lending, credi t r isk and managerial experience in the financial industry. Most recently, he served as relationship executive for JP Morgan Chase, res pon sible for business development in the DC, suburban Maryland and Northern Virginia market with clients ranging in revenue from $20MM to $50 0MM. Previously, he served as executive vice president and commercial lending manager at Virginia Commerce Bank — which was acquired by United Bank in 2014 — where he managed the bank’s entire commercial and industrial lending activities. Earlier in his career, he held senior commercial lending and credit positions with SunTrust Bank, GE Capital and Bank of America .

Historical Balance Sheet 47 * Data for 2017 is shown on an operating basis. (Dollar Values in Thousands) 2014Y 2015Y 2016Y 2017Y* 2018Y 5 Year Compound Growth Rate Assets Cash and Equivalents $256,025 $298,363 $368,163 $190,473 $321,864 1.0% Securities Available for Sale 404,903 504,772 559,708 625,592 807,645 15.7% Total Cash and Securities 660,928 803,135 927,871 816,065 1,129,509 10.2% Gross Loans HFI 4,312,399 4,998,368 5,677,893 6,411,528 6,991,447 18.9% Loan Loss Reserves 46,075 52,687 59,074 64,758 69,944 11.3% Loans Held for Sale 44,317 47,492 51,629 25,096 19,254 (14.5%) Total Net Loans 4,310,641 4,993,173 5,670,448 6,371,866 6,940,757 18.7% Real Estate Owned 13,224 5,852 2,694 1,394 1,394 (31.5%) Total Intangibles 109,626 108,155 106,947 106,824 105,470 100.2% Total Servicing Rights 282 387 472 388 296 4.8% Other Assets 153,179 164,875 181,664 197,080 211,711 12.8% Total Assets $5,247,880 $6,075,577 $6,890,096 $7,493,617 $8,389,137 17.3% Liabilities Deposits $4,310,768 $5,158,444 $5,716,114 $5,853,984 $6,974,285 16.7% FHLB Borrowings 140,000 0 0 325,000 0 (100.0%) Repurchase Agreements 61,120 72,356 68,876 76,561 30,413 (17.7%) Subordinated Debt 79,300 68,928 216,514 216,905 217,296 87.8% Other Liabilities 35,933 37,248 45,793 56,141 58,202 12.4% Total Liabilities 4,627,121 5,336,976 6,047,297 6,528,591 7,280,196 16.6% Equity Preferred Equity 71,900 0 0 0 0 (100.0%) Common Equity 546,212 738,410 845,180 966,775 1,113,216 26.7% Net Unrealized Gain (Loss) 2,647 191 (2,381) (1,749) (4,275) 5.2% Total Stockholders Equity 620,759 738,601 842,799 965,026 1,108,941 23.0% Total Liabilities and Equity $5,247,880 $6,075,577 $6,890,096 $7,493,617 $8,389,137 17.3% Balance Sheet Analysis (%) Total Gross Loans/ Total Assets 82.17 82.27 82.41 85.56 83.34 Loans/ Deposits 100.04 96.90 99.33 109.52 100.25 Reserves/ Loans 1.07 1.05 1.04 1.01 1.00 Annualized Growth Rates (%) Asset Growth Rate 39.15 15.77 13.41 8.76 11.95 Gross Loans HFI 46.42 15.91 13.59 12.92 9.04 Deposit Growth Rate 33.65 19.66 10.81 2.41 19.14

Historical Income Statement 48 Virginia Heritage Bank acquisition closed on October 31, 2014. * Data for 2014 is shown on an operating basis, net of merger related expenses; ** Data for 2017 is shown on an operating basis. P lease refer to the Non - GAAP reconciliation and footnotes in the appendices on pages 33 - 36. (Dollar Values in Thousands, except per share data) 2014Y* 2015Y 2016Y 2017Y** 2018Y 5 Year Compound Growth Rate Total Interest Income 191,573$ 253,180$ 285,805$ 324,034$ 393,286$ 20.1% Total Interest Expense 13,095 19,238 27,641 40,147 76,293 43.6% Net Interest Income 178,478 233,942 258,164 283,887 316,993 17.0% Loan Loss Provision 10,879 14,638 11,331 8,971 8,660 (2.0%) Service Charges on Deposits 4,906 5,397 5,821 6,364 7,014 8.8% Gain/Loss on Sale of Loans 6,886 11,973 11,563 9,276 5,963 (16.4%) Gain/Loss on Sale of Securities 22 2,254 1,194 542 97 38.5% Loss on early extinguishment of debt - (1,130) - - - 100.0% BOLI Revenue 1,283 1,589 1,554 1,466 1,507 15.9% Other Noninterest Income 5,248 6,545 7,152 11,725 8,005 10.8% Total Noninterest Income 18,345 26,628 27,284 29,373 22,586 (1.8%) Salaries and Employee Benefits 57,268 61,749 67,010 67,129 67,734 7.4% Premises and Equipment Expenses 13,317 16,026 15,118 15,632 15,660 5.6% Marketing and Advertising 1,999 2,748 3,495 4,095 4,566 22.0% Data Processing 6,163 7,533 7,747 8,220 9,714 10.5% Legal, Accounting and Professional Fees 3,439 3,729 3,673 5,053 9,742 26.8% FDIC Insurance 2,333 3,154 2,718 2,554 3,512 9.2% Merger Expenses 4,699 141 - - - 100.0% Other Noninterest Expenses 10,510 15,636 15,254 15,869 15,783 5.0% Total Noninterest Expense 99,728 110,716 115,015 118,552 126,711 8.4% Net Income Before taxes 86,216 135,216 159,102 185,736 204,208 22.1% Income taxes 31,958 51,049 61,395 70,916 51,932 12.9% Net Income 54,258 84,167 97,707 114,820 152,276 26.5% Preferred Dividends 614 601 - - - (100.0%) Net Income Available to Common 53,644$ 83,566$ 97,707$ 114,820$ 152,276$ 26.8% Earnings per Share - Diluted 2.08$ 2.50$ 2.86$ 3.35$ 4.42$